Discontinued Operations	12 Months Ended
Mar. 31, 2013
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations

8 – DISCONTINUED OPERATIONS

Revenue from the sale of mobile content for the fiscal year ended March 31, 2013 was $22,773 as compared to $59,863 for fiscal year ended March 31, 2012 and $97,689 for fiscal year ended March 31, 2011. The decline was due to a highly competitive and saturated market resulting in a lower volume of downloads, partially offset by our pricing increases for these products. Due to the continuing decline and operational cost of this business on March 31, 2013 ZIM discontinued operations in this area.

	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2011
Revenue	22,773	59,863	97,689
Cost of revenue	(4,705)	(33,731)	(47,403)
Selling, general and administrative	(22,005)	(33,960)	(53,903)
Research and development	(4,967)	(15,580)	(28,114)
Loss from discontinued operations	(8,904)	(23,408)	(31,731)

No revenue will be generated from the operation of this business subsequent to March 31, 2013. Cost related to mobile content purchase will not be incurred after March 31, 2103, and all internal resources related to the operation of this business have been reassigned to tasks related to ZIM’s enterprise software business. This business had $5,736 in current assets and $ 6,810 in current liabilities at March 31, 2013. These assets and liabilities will be discharged in the first quarter of fiscal 2014 as the business is dissolved. The dissolution will have no material impact on the financial performance of the Company including no significant impact on cashflow.